UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

Item 1.  Reports to Stockholders.

Closed-end Funds	Semiannual Report

Strategic Global Income Fund, Inc.

Semiannual Report

May 31, 2014

Strategic Global Income Fund, Inc.

Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since June 2014, the Fund makes regular monthly distributions at an annualized rate equal to 5% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (Pursuant to the policy with respect to distributions paid from June 2011 through the monthly distribution for May 2014, the annualized rate had been 6%, which, consistent with the policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund based on a fixed percentage of its net asset value exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its entire fiscal year and may be subject to retroactive changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

July 11, 2014

Dear shareholder,

This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the six months ended May 31, 2014.

Performance

For the six months ended May 31, 2014, the Fund returned 5.11% on a net asset value basis and 6.98% on a market price basis. In comparison, the Fund’s benchmark, the Strategic Global Benchmark1 (the “Benchmark”), returned 5.13%. The median returns for the Fund’s peer group, the Lipper Global Income Funds category were 6.02% and 10.09% on a net asset value basis and market price basis, respectively, over the same period. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 5.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount2 to its net asset value (“NAV”) per share during the reporting period. At the close of the preceding annual reporting period, November 30, 2013, the Fund traded at a discount of 14.5%; at the close of the current reporting period, May 31, 2014, the Fund traded at a discount of 13.4%. As of these same dates, the Lipper peer group reported median discounts of 9.9% and 8.5%, respectively.

On May 21, 2014, the Fund issued a press release announcing a reduction in the annualized rate for distributions pursuant to its managed distribution policy from 6% to 5%, effective beginning with the June 2014 monthly distribution. (Important features of this policy are described on the inside front cover of this report.)

This change was believed appropriate in light of the Fund’s investment opportunities in the current market environment. Notably, global bond yields remain at historically low levels. Furthermore, spreads3 on many credit sectors—such as corporate or securitized debt obligations—have continued to contract, which presents the Fund with more limited opportunities to generate significant future capital gains. Given prevailing market yields, it is believed that the new distribution rate is more appropriate and in line with the Fund’s ongoing earnings potential as of this time.

Market commentary

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. Looking back, gross domestic product (“GDP”) in the US grew at annualized rates of 2.5% and 4.1%

Strategic Global Income Fund, Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:

Portfolio management team, including Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Uwe Schillhorn

Commencement:

February 3, 1992

NYSE symbol:

SGL

Distribution payments:

Monthly

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.
[3]	“Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.

Strategic Global Income Fund, Inc.

during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department then reported that fourth quarter 2013 GDP grew at a 2.6% annualized rate. In its third and final estimate, the Commerce Department stated that first quarter 2014 GDP contracted at a 2.9% annualized rate.4 This was the first negative reading since the first quarter of 2011 and was partially attributed to severe winter weather in parts of the country.

Growth in other developed countries generally improved during the reporting period. In its April 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) reported that, “Global activity has broadly strengthened and is expected to improve further in 2014–15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared with 1.5% in 2013. After decelerating in 2013, the IMF projects that overall growth in emerging market countries will experience an uptick in 2014, with growth of 4.9% versus 4.7% in 2013. GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF projects that growth in China will fall from 7.7% in 2013 to 7.5% in 2014.

While there were periods of volatility, US spread sectors5 generated positive results during the reporting period. Investor sentiment fluctuated at times given incoming economic data, geopolitical issues and the US Federal Reserve Board’s (the “Fed’s”) decision to taper its monthly asset purchase program. After posting generally weak results in December 2013 amid rising interest rates, US bond markets rallied for much of the next five months. This turnaround was triggered by a number of factors, including falling longer-term interest rates given the weakening economy during the winter slump and several flights to quality. Among US spread sectors, the strongest results were generated by lower-rated high yield corporate bonds and longer-term investment grade corporate bonds.

After a challenging start, the emerging markets debt asset class rallied and produced solid results during the six month reporting period as a whole. Risk aversion was elevated at times during the first two months of the period as US interest rates moved higher and concerns regarding global growth were partially triggered by weak economic data in China. In addition, there were political concerns in Turkey and Venezuela. While there was no one catalyst, the asset class then began to rally in February 2014. Given significant spread widening in 2013 and January 2014, emerging market debt valuations were more attractive and investors may have felt that negative economic and geopolitical news had been largely priced into the market. Despite a number of headline risks, including Russia’s actions in Ukraine, the asset class continued to move higher from March through May 2014.

Portfolio commentary

What worked

•	Spread management contributed to performance, driven by the Fund’s out-of-benchmark exposure to the spread sectors.

–	The Fund’s security selection and allocations to high yield and investment grade bonds were beneficial for performance.

–	Our securitized product allocations, especially in commercial mortgage-backed securities (“CMBS”), aided the Fund’s results. Security selection within the CMBS sector also added value.

•	The Fund’s currency positioning, overall, was positive for the Fund’s performance. In particular, the Fund’s overweight to the US dollar was rewarded, as was our short position in the Japanese yen. These positions more than offset the downside associated with having a short position in the euro.

What didn’t work

•	The Fund’s US duration positioning was a negative for the Fund’s performance, given the declining interest rate environment. The Fund’s duration was tactically managed during the reporting period. That said,

[4]	Based on the Commerce Department’s third estimate announced on June 25, 2014, after the reporting period had ended.
[5]	A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.

Strategic Global Income Fund, Inc.

given our belief that US interest rates were unsustainably low, we maintained a duration that was generally two years shorter than that of the Benchmark. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.)

•	An underweight to emerging markets debt detracted from the Fund’s relative results. The Fund’s emerging markets debt allocation was positive for its absolute performance. However, an underweight versus the Benchmark hurt its relative results, as the asset class rallied as the reporting period progressed.

•	Our out-of-benchmark allocation to local currency emerging markets debt detracted from benchmark relative results. While the Fund maintained an overall underweight to emerging markets debt, our preference for local currency denominated emerging markets debt was not beneficial. Although local currency emerging markets debt posted a positive return over the reporting period, it generally underperformed US dollar denominated emerging markets debt.

•	Yield curve positioning was slightly negative for performance.

Portfolio adjustments

•	Several adjustments were made to the portfolio during the reporting period.

–	We tactically adjusted the Fund’s duration during the six-month period.

–	We adjusted the Fund’s investment grade and high yield bond allocations, selling positions that reached our target prices, while purchasing securities that we felt were attractively valued. We also actively participated in the new issue market.

Use of derivatives

•	The Fund utilized various currency derivatives, such as currency forwards, options and swaps, to manage its currency exposures across both developed and emerging markets. Overall, the Fund’s currency strategy contributed to performance during the reporting period.

•	As part of its spread management strategy, the Fund used various credit derivatives, including but not limited to credit default swaps, credit-linked notes and options on credit default swaps, to attempt to efficiently gain or hedge risk exposures across countries, markets, sectors and issuers. Spread management strategy overall contributed to results.

•	The Fund used several different interest rate derivatives, such as interest rate swaps, futures and options, to adjust its duration and yield curve positioning. Overall, duration and yield curve management strategies detracted from performance during the reporting period.

Outlook

Despite experiencing headwinds from severe winter weather, the US economy has improved, and we believe has enough momentum to continue expanding as the year progresses. Overseas, a modest economic recovery in Europe appears to be occurring, although deflation remains a concern. Elsewhere, growth in China has decelerated, which could negatively impact the global economy. We are also closely monitoring growth trends in Japan and whether the Bank of Japan will take more meaningful actions to support its economy.

Turning to the fixed income market, regardless of some weaker than expected economic data and geopolitical issues, the Fed appears on track to continue paring its monthly asset purchases and potentially ending this phase of quantitative easing during the fourth quarter of 2014. While the market has been rather fixated on when the Fed will move to raise interest rates, we do not see this occurring until sometime in 2015. However, the market may begin to “price in” rising rates prior to the Fed taking action. We maintain our generally positive outlook for the spread sectors. US credit fundamentals continue to be strong and defaults should remain well below their historical average. That being said, spreads in the US are significantly tighter than they were during the financial crisis. As such, their returns will likely be more of a “coupon clipping” nature during the second half of the year.

Strategic Global Income Fund, Inc.

We have a cautious, but somewhat improving medium-term outlook for the emerging markets asset class. Improving growth in developing countries could have a positive impact on emerging-market exports. Even though valuations in the asset class have become less attractive given spread narrowing in recent months, we continue to see pockets of opportunity. While certain geopolitical issues have been priced into the market, in our view, we expect to see continued periods of elevated volatility. Within the asset class, we feel US dollar-denominated debt should outperform local debt for the year as a whole.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Scott Dolan Portfolio Manager Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.

John Dugenske, CFA Portfolio Manager Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Craig Ellinger, CFA Portfolio Manager Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.

Brian Fehrenbach, CFA Portfolio Manager Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Uwe Schillhorn, CFA Portfolio Manager Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2014. The views and opinions in the letter were current as of July 11, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/2014

Net asset value returns	6 months	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	5.11%	1.42%	10.58%	8.03%
Lipper Global Income Funds median	6.02	4.33	10.64	8.09
Market price returns

Strategic Global Income Fund, Inc.	6.98%	(2.12)%	10.31%	6.70%
Lipper Global Income Funds median	10.09	4.27	10.52	10.63
Index returns

Strategic Global Benchmark[1]	5.13%	5.26%	5.81%	6.42%
Citigroup World Government Bond Index[2]	3.20	5.39	3.45	4.76

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Global Income Funds” category, which includes both leveraged and non-leveraged closed-end funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Any Fund performance information reflects the deduction of the Fund’s fees and expenses, as indicated in shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit and the risks associated with investing in the securities of non-US issuers, including those located in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	05/31/14		11/30/13		05/31/13
Net asset value	$10.62		$10.42		$11.12
Market price	$9.20		$8.90		$10.07
12-month dividends/distributions	$0.6322		$0.7784		$0.8035
Monthly dividend/distribution at period-end	$0.0529		$0.0528		$0.0576
Net assets (mm)	$193.9		$190.2		$203.1
Weighted average maturity (yrs.)	8.3		9.1		7.2
Duration (yrs.)[2]	4.6		3.9		5.1

Currency breakdown[3]	05/31/14		11/30/13		05/31/13
US dollar denominated	70.8%		73.0%		66.8%
Foreign denominated	29.2		27.0		33.2
Total	100.0%		100.0%		100.0%

Top ten countries[4] (bond holdings)	05/31/14		11/30/13		05/31/13
United States	45.6%	United States	50.1%	United States	42.8%
United Kingdom	5.6	United Kingdom	5.4	Netherlands	4.8
Brazil	4.7	Brazil	3.5	Argentina	4.1
Russia	3.2	Russia	3.2	Germany	3.4
Italy	2.6	Germany	2.5	Russia	3.1
France	2.4	France	2.5	Brazil	3.1
Mexico	2.3	Italy	2.5	United Kingdom	2.4
Belgium	2.2	Spain	2.4	India	2.4
Germany	1.9	India	2.0	Italy	2.2
Venezuela	1.8	Mexico	1.9	Cayman Islands	2.1
Total	72.3%	Total	76.0%	Total	70.4%

Credit quality[5]	05/31/14		11/30/13		05/31/13
AAA	4.5%		3.2%		3.5%
US Treasury[6]	3.7		6.6		4.5
US Agency[6,7]	7.5		8.8		8.0
AA	8.3		7.3		5.3
A	8.9		12.2		10.9
BBB	21.5		20.0		17.8
BB	13.1		10.3		13.6
B	8.2		5.7		5.2
CCC	0.1		0.2		0.2
D	0.7		0.6		0.6
Non-rated	20.6		24.7		28.1
Cash equivalents	2.6		0.6		3.9
Other assets less liabilities	0.3		(0.2)		(1.6)
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Breakdown represents a percentage of market value as of the dates indicated. Forward foreign currency contracts are reflected at unrealized appreciation/depreciation; this may not align with the risk exposure described in the portfolio commentary section of the preceding shareholder letter which reflects forward foreign currency contracts based on contract notional amount. As of the most recent period end, May 31, 2014, the Fund maintained a risk exposure to non-US dollar currencies equal to approximately 36% of the Fund.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table.
[6]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of May 31, 2014 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[7]	Includes agency debentures and agency mortgage-backed securities.

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets As of May 31, 2014

Bonds
Corporate bonds
Aerospace & defense	0.06%
Automobiles	0.72
Banks	12.19
Building products	0.13
Capital markets	0.83
Commercial services & supplies	0.10
Construction materials	2.60
Consumer finance	1.32
Diversified financial services	3.84
Diversified telecommunication services	0.18
Electric utilities	0.26
Electronic equipment, instruments & components	0.03
Energy equipment & services	0.32
Food & staples retailing	0.23
Gas utilities	0.21
Health care providers & services	0.06
Health care technology	0.03
Hotels, restaurants & leisure	0.07
Independent power and renewable electricity producers	0.07
Insurance	2.76
Machinery	0.93
Media	1.33
Metals & mining	2.65
Oil, gas & consumable fuels	6.92
Paper & forest products	0.10
Real estate investment trust (REIT)	0.01
Road & rail	0.40
Specialty retail	0.04
Tobacco	0.14
Trading companies & distributors	0.33
Transportation infrastructure	1.38
Wireless telecommunication services	0.34

Total corporate bonds	40.58

Asset-backed securities	1.28%
Collateralized debt obligations	5.49
Commercial mortgage-backed securities	6.60
Mortgage & agency debt securities	9.84
Municipal bonds	2.67
US government obligations	3.70
Non-US government obligations	23.16
Structured note	0.45
Supranational bonds	2.87

Total bonds	96.64

Common stock	0.03
Short-term investment	2.59
Options purchased	0.42

Total investments	99.68

Cash and other assets, less liabilities	0.32

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

	Face amount		Value
Bonds: 96.64%
Corporate bonds: 40.58%
Australia: 0.50%
Sydney Airport Finance Co., Pty Ltd., 8.000%, due 07/06/15	AUD	1,000,000	$972,622

Brazil: 2.17%
Caixa Economica Federal, 2.375%, due 11/06/17[1]		$1,050,000	1,028,475
Petrobras Global Finance BV, 4.375%, due 05/20/23		1,100,000	1,045,641
6.250%, due 03/17/24		600,000	637,980
Petrobras International Finance Co.,
5.375%, due 01/27/21		1,000,000	1,035,370
6.750%, due 01/27/41		400,000	411,535
Vale Overseas Ltd.,
6.875%, due 11/21/36		50,000	55,537
			4,214,538

Canada: 0.34%
Barrick Gold Corp.,
3.850%, due 04/01/22		600,000	583,856
Teck Resources Ltd.,
6.250%, due 07/15/41		65,000	70,824
			654,680

Cayman Islands: 0.29%
Transocean, Inc.,
6.800%, due 03/15/38		500,000	562,412

China: 0.46%
China Lesso Group Holdings Ltd.,
7.875%, due 05/13/16[2]		199,135	206,602
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[1]		400,000	411,000
China Shanshui Cement Group Ltd.,
10.500%, due 04/27/17[2]		260,000	282,100
			899,702

Croatia: 0.23%
Agrokor DD,
8.875%, due 02/01/20[1]		400,000	450,500

Czech Republic: 0.13%
EP Energy AS,
5.875%, due 11/01/19[1]	EUR	165,000	252,270

France: 1.40%
Credit Agricole SA,
7.875%, due 01/23/24[1,3,4]		$750,000	808,725

	Face amount		Value
Numericable Group SA,
6.250%, due 05/15/24[1]		$200,000	$209,250
Reseau Ferre de France,
5.500%, due 12/01/21[2]	GBP	860,000	1,703,781
			2,721,756

Georgia: 0.20%
Georgian Railway JSC,
7.750%, due 07/11/22[2]		$350,000	391,125

Germany: 0.76%
Unitymedia KabelBW GmbH,
9.625%, due 12/01/19[2]	EUR	1,000,000	1,470,498

Indonesia: 0.57%
Pertamina Persero PT,
6.000%, due 05/03/42[2]		$1,150,000	1,102,563

Kazakhstan: 1.07%
Kazakhstan Temir Zholy Finance BV,
6.950%, due 07/10/42[2]		350,000	395,850
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO,
6.250%, due 05/20/15[2]		1,616,000	1,672,560
			2,068,410

Luxembourg: 1.56%
Altice SA,
7.750%, due 05/15/22[1]		200,000	210,250
ArcelorMittal,
5.000%, due 02/25/17		1,000,000	1,057,500
HeidelbergCement Finance SA,
8.500%, due 10/31/19[2]	EUR	800,000	1,404,044
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20		$125,000	135,000
Wind Acquisition Finance SA,
7.375%, due 04/23/21[1]		200,000	207,000
			3,013,794

Mexico: 1.36%
Cemex SAB de CV,
5.875%, due 03/25/19[1]		350,000	364,000
9.000%, due 01/11/18[1]		2,110,000	2,273,525
			2,637,525

Netherlands: 1.68%
EDP Finance BV,
4.900%, due 10/01/19[1]		1,400,000	1,472,408
6.000%, due 02/02/18[1]		1,000,000	1,099,000
Generali Finance BV,
6.214%, due 06/16/16[3,4]	GBP	400,000	694,282
			3,265,690

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

	Face amount		Value
Bonds—(continued)
Corporate bonds—(continued)
Norway: 0.97%
Eksportfinans ASA,
5.500%, due 06/26/17		$1,750,000	$1,874,688

Russia: 2.49%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[2]		1,900,000	2,071,000
VEB Finance Ltd.,
6.800%, due 11/22/25[2]		900,000	933,750
6.902%, due 07/09/20[2]		300,000	320,250
VTB Capital SA,
6.950%, due 10/17/22[2]		1,500,000	1,511,250
			4,836,250

South Africa: 0.26%
Eskom Holdings SOC Ltd.,
6.750%, due 08/06/23[2]		450,000	496,688

Turkey: 0.89%
Turkiye Halk Bankasi AS,
3.875%, due 02/05/20[2]		1,800,000	1,719,000

Ukraine: 0.43%
Naftogaz Ukraine,
9.500%, due 09/30/14		880,000	838,640

United Kingdom: 4.50%
Barclays Bank PLC,
5.140%, due 10/14/20		1,000,000	1,094,113
Lloyds Bank PLC,
6.500%, due 03/24/20[2]	EUR	900,000	1,488,887
11.875%, due 12/16/21[2,3]		1,000,000	1,700,529
Royal Bank of Scotland Group PLC,
5.125%, due 05/28/24		$650,000	650,385
6.100%, due 06/10/23		2,010,000	2,179,936
Wellcome Trust Finance PLC,
4.750%, due 05/28/21	GBP	860,000	1,620,285
			8,734,135

United States: 17.85%
21st Century Fox America, Inc.,
6.200%, due 12/15/34		$65,000	79,281
Allstate Corp.,
5.750%, due 08/15/53[3]		780,000	833,625
Ally Financial, Inc.,
6.250%, due 12/01/17		450,000	502,875
Altria Group, Inc.,
9.950%, due 11/10/38		161,000	265,683
Anadarko Petroleum Corp.,
6.450%, due 09/15/36		500,000	629,431

	Face amount		Value
Bank of America Corp.,
4.625%, due 09/14/18	EUR	700,000	$1,059,168
Barrick North America Finance LLC,
5.750%, due 05/01/43		$1,015,000	1,017,371
BE Aerospace, Inc.,
6.875%, due 10/01/20		100,000	108,750
Berry Petroleum Co., LLC,
6.750%, due 11/01/20		50,000	53,000
Boise Cascade Co.,
6.375%, due 11/01/20		150,000	161,250
Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19		25,000	27,406
Case New Holland Industrial, Inc.,
7.875%, due 12/01/17		1,025,000	1,204,375
Caterpillar, Inc.,
4.300%, due 05/15/44		600,000	600,683
CDW LLC,
8.500%, due 04/01/19		50,000	54,437
Cemex Finance LLC,
6.000%, due 04/01/24[1]		700,000	718,375
Chrysler Group LLC,
8.000%, due 06/15/19		55,000	60,087
CIT Group, Inc.,
5.000%, due 08/15/22		1,825,000	1,884,312
Citigroup, Inc.,
0.995%, due 05/31/17[3]	EUR	1,900,000	2,544,919
5.500%, due 09/13/25		$1,000,000	1,105,580
Series D, 5.350%, due 05/15/23[3,4]		1,170,000	1,117,350
Series M, 6.300%, due 05/15/24[3,4]		650,000	659,880
DirecTV Holdings LLC,
6.000%, due 08/15/40		160,000	184,941
DISH DBS Corp.,
7.875%, due 09/01/19		200,000	238,000
El Paso LLC,
7.000%, due 06/15/17		1,500,000	1,689,369
7.250%, due 06/01/18		1,000,000	1,138,279
Energy Transfer Partners LP,
7.500%, due 07/01/38		1,000,000	1,296,734
ExamWorks Group, Inc.,
9.000%, due 07/15/19		80,000	87,000
Felcor Lodging LP,
6.750%, due 06/01/19		25,000	26,625
Fidelity National Financial, Inc.,
5.500%, due 09/01/22		340,000	372,803
Ford Motor Co.,
7.450%, due 07/16/31		1,000,000	1,333,190

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Frontier Communications Corp.,
8.500%, due 04/15/20	$100,000	$116,625
9.000%, due 08/15/31	60,000	63,750
General Electric Capital Corp.,
Series C,
5.250%, due 06/15/23[3,4]	850,000	850,000
General Motors Financial Co., Inc.,
4.750%, due 08/15/17	1,740,000	1,857,450
Glencore Funding LLC, 4.625%, due 04/29/24[1]	675,000	684,517
HCA, Inc., 5.875%, due 03/15/22	25,000	27,219
Hiland Partners LP, 7.250%, due 10/01/20[1]	200,000	218,500
International Lease Finance Corp., 7.125%, due 09/01/18[1]	75,000	86,813
Jefferies Finance LLC, 6.875%, due 04/15/22[1]	200,000	201,500
Key Energy Services, Inc., 6.750%, due 03/01/21	50,000	52,250
Kinder Morgan Energy Partners LP, 6.500%, due 09/01/39	85,000	100,655
Level 3 Financing, Inc., 8.625%, due 07/15/20	25,000	28,063
Liberty Mutual Group, Inc., 10.750%, due 06/15/58[1,3]	35,000	53,900
Linn Energy LLC, 8.625%, due 04/15/20	100,000	108,375
MedAssets, Inc., 8.000%, due 11/15/18	50,000	53,000
Mercer International, Inc., 9.500%, due 12/01/17	25,000	26,875
MetLife, Inc., 6.400%, due 12/15/36	900,000	1,003,995
NRG Energy, Inc., 8.250%, due 09/01/20	125,000	138,125
Owens Corning, 6.500%, due 12/01/16	36,000	40,209
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	45,000	48,319
Plains Exploration & Production Co., 6.875%, due 02/15/23	400,000	454,500
Prudential Financial, Inc., 5.200%, due 03/15/44[3]	520,000	523,900
5.875%, due 09/15/42[3]	400,000	427,000
Regions Bank, 7.500%, due 05/15/18	500,000	595,320

	Face amount	Value
Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	$125,000	$142,188
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22[1]	280,000	300,650
Sprint Communications, Inc., 9.000%, due 11/15/18[1]	100,000	121,500
Sprint Corp., 7.250%, due 09/15/21[1]	300,000	332,250
SquareTwo Financial Corp., 11.625%, due 04/01/17	200,000	198,000
Time Warner Cable, Inc., 6.550%, due 05/01/37	145,000	180,421
Valero Energy Corp., 6.625%, due 06/15/37	160,000	199,831
7.500%, due 04/15/32	750,000	996,113
Wells Fargo Capital X, 5.950%, due 12/15/36	600,000	610,500
WESCO Distribution, Inc., 5.375%, due 12/15/21[1]	550,000	563,750
XL Group PLC, Series E, 6.500%, due 04/15/17[3,4]	2,165,000	2,146,056
		34,606,898

Venezuela: 0.47%
Petroleos de Venezuela SA, 8.500%, due 11/02/17[1]	1,000,000	916,250
Total corporate bonds (cost $75,032,421)		78,700,634

Asset-backed securities: 1.28%
Cayman Islands: 0.66%
CIFC Funding Ltd., Series 2014-1A, Class C, 2.958%, due 04/18/25[1,3]	525,000	518,228
Fortress Credit BSL II Ltd., Series 2013-2A, Class C, 3.128%, due 10/19/25[1,3]	800,000	759,920
		1,278,148

United States: 0.62%
Capital Auto Receivables Asset Trust, Series 2013-3, Class C, 2.790%, due 10/22/18	650,000	666,621
Series 2014-1, Class D, 3.390%, due 07/22/19	525,000	540,505
		1,207,126
Total asset-backed securities (cost $2,476,018)		2,485,274

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

	Face amount		Value
Bonds—(continued)
Collateralized debt obligations: 5.49%
United Kingdom: 1.14%
Boyne Valley CLO BV, Series 1X, Class F, 2.851%, due 02/12/22[2,3]	EUR	1,700,000	$834,248
Cadogan Square CLO BV, Series 2X, Class M, 6.390%, due 08/12/22[2,3]		2,000,000	1,383,597
			2,217,845

United States: 4.35%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.076%, due 04/15/25[1,3]		$700,000	689,500
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 2.978%, due 07/28/25[1,3]		500,000	487,500
Avery Point IV CLO Ltd., Series 2014-1A, Class C, 3.329%, due 04/25/26[1,3]		550,000	551,007
BlueMountain CLO Ltd., Series 2013-1A, Class B, 2.874%, due 05/15/25[1,3]		1,100,000	1,074,040
Series 2013-4A, Class C, 2.884%, due 04/15/25[1,3]		1,150,000	1,129,875
Denali Capital CLO X, Series 2013-1A, Class A3L, 3.128%, due 04/28/25[1,3]		900,000	879,750
Galaxy CLO Ltd., Series 2013-16A, Class C, 2.751%, due 11/16/25[1,3]		500,000	480,750
Series 2013-15A, Class C, 2.826%, due 04/15/25[1,3]		700,000	673,750
KKR Financial CLO Trust, Series 2013-1A, Class B, 2.826%, due 07/15/25[1,3]		700,000	659,890
Marathon CLO Ltd., Series 2013-5A, Class A2A, 2.577%, due 02/21/25[1,3]		1,000,000	992,553
Octagon Investment Partners XVIII CLO Ltd., Series 2013-1A, Class B, 2.975%, due 12/16/24[1,3]		250,000	245,735
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class C, 3.083%, due 04/15/26[1,3]		580,000	572,216
			8,436,566
Total collateralized debt obligations (cost $9,996,404)			10,654,411

	Face amount	Value
Commercial mortgage-backed securities: 6.60%
United States: 6.60%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	$1,225,000	$1,412,108
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 2.752%, due 09/15/26[1,3]	600,000	601,872
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.201%, due 08/15/26[1,3]	500,000	501,299
COBALT Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.772%, due 05/15/46[3]	500,000	552,223
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.013%, due 12/10/49[3]	400,000	443,044
Commercial Mortgage Pass Through Certificates, Series 2013-FL3, Class MMHP, 3.752%, due 10/13/28[1,3]	900,000	910,700
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	1,000,000	1,018,803
FREMF Mortgage Trust, Series 2013-KF02, Class B, 2.821%, due 12/25/45[1,3]	835,963	854,261
GS Mortgage Securities Corp. II, Series 2013-KYO, Class D, 2.751%, due 11/08/29[1,3]	750,000	763,607
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class B, 3.311%, due 06/05/31[1]	600,000	622,762
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	1,000,000	1,034,787
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class D, 3.141%, due 04/15/30[1,3]	750,000	751,820
Madison Avenue Trust, Series 2013-650M, Class D, 4.034%, due 10/12/32[1,3]	350,000	356,999
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	350,000	353,066
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.803%, due 08/12/45[1,3]	650,000	715,131

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 1.901%, due 11/15/30[1,3]	$400,000	$400,949
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.944%, due 02/15/51[3]	400,000	439,374
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.710%, due 03/18/28[1,3]	1,100,000	1,072,361
Total commercial mortgage-backed securities (cost $12,622,545)		12,805,166

Mortgage & agency debt securities: 9.84%
United States: 9.84%
Federal Home Loan Mortgage Corp. REMIC, IO,[5] 3.000%, due 05/15/27	5,016,393	541,904
3.500%, due 10/15/42	2,830,987	626,373
Federal National Mortgage Association REMIC, IO,[5] Series 2013-15, Class IO, 2.500%, due 03/25/28	5,985,789	587,056
Series 2013-64, Class LI, 3.000%, due 06/25/33	5,200,246	815,974
Series 2011-91, Class EI, 3.500%, due 08/25/26	4,490,733	522,077
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,742,175	385,144
Series 2012-146, Class LI, 4.500%, due 10/25/41	1,819,119	333,625
Government National Mortgage Association Pools, G2 MA0022, 3.500%, due 04/20/42	8,078,134	8,422,260
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	6,288,163	1,357,631
Series 2012-26, Class GI, 3.500%, due 02/20/27	3,878,754	441,790
Series 2012-16, Class AI, 3.500%, due 10/20/38	3,720,126	498,878
JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A6, 3.597%, due 10/25/36[3]	5,582,189	3,282,617

	Face amount		Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 4A3, 5.553%, due 09/25/36[3]		$1,451,579	$1,263,913
Total mortgage & agency debt securities (cost $21,261,881)			19,079,242

Municipal bonds: 2.67%
State of California, General Obligation Bonds, 7.300%, due 10/01/39		300,000	418,725
7.550%, due 04/01/39		1,625,000	2,377,440
State of Illinois, General Obligation Bonds, 5.877%, due 03/01/19		2,100,000	2,378,691
Total municipal bonds (cost $4,806,823)			5,174,856

US government obligations: 3.70%
US Treasury Bonds, 3.625%, due 08/15/43[6]		1,000,000	1,061,250
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 01/15/22[6]		1,566,000	1,577,501
0.625%, due 01/15/24		1,012,700	1,051,546
US Treasury Notes, 1.625%, due 11/15/22[6]		3,665,000	3,476,883
Total US government obligations (cost $7,292,166)			7,167,180

Non-US government obligations: 23.16%
Argentina: 0.14%
Republic of Argentina, 0.000%, due 12/15/35[7]		1,700,825	132,664
0.000%, due 12/15/35[7]		1,800,000	140,400
			273,064

Australia: 1.32%
Queensland Treasury Corp., 6.000%, due 02/21/18	AUD	2,500,000	2,556,114

Belarus: 1.23%
Republic of Belarus, 8.750%, due 08/03/15[2]		$2,325,000	2,386,031

Belgium: 2.22%
Kingdom of Belgium, 4.500%, due 03/28/26[1,2]	EUR	800,000	1,359,865
4.000%, due 03/28/22		1,650,000	2,685,339
4.000%, due 03/28/32[2]		165,000	270,464
			4,315,668

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(concluded)
Brazil: 2.52%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]		$550,000	$565,675
Federative Republic of Brazil, 6.000%, due 08/15/50[8]	BRL	4,000,000	4,323,866
			4,889,541

Canada: 0.72%
Province of Alberta Canada, 3.400%, due 12/01/23	CAD	1,460,000	1,408,201

China: 0.27%
China Government Bond, 2.480%, due 12/01/20	CNY	3,500,000	521,087

Costa Rica: 0.42%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[1]		$800,000	808,000

France: 0.96%
Government of France, 3.500%, due 04/25/26	EUR	720,000	1,129,882
4.500%, due 04/25/41		400,000	727,923
			1,857,805

Gabon: 0.17%
Gabonese Republic, 6.375%, due 12/12/24[1]		$300,000	329,250

Germany: 1.10%
Bundesrepublik Deutschland, 4.750%, due 07/04/40		EUR 340,000	694,989
Kreditanstalt fuer Wiederaufbau, 5.050%, due 02/04/25	CAD	1,350,000	1,439,643
			2,134,632

Ghana: 0.39%
Republic of Ghana, 7.875%, due 08/07/23[1]		$232,364	226,601
8.500%, due 10/04/17[2]		496,000	525,016
			751,617

Greece: 1.19%
Hellenic Republic, 2.000%, due 02/24/24[2,9]	EUR	230,000	247,269
2.000%, due 02/24/26[2,9]		870,000	900,425
2.000%, due 02/24/31[2,9]		1,230,000	1,163,470
			2,311,164

	Face amount		Value
Hungary: 0.13%
Government of Hungary, 7.625%, due 03/29/41		$200,000	$250,670

Ireland: 0.83%
Government of Ireland, 3.900%, due 03/20/23	EUR	1,050,000	1,604,906

Italy: 2.57%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17[2,8]		773,927	1,110,470
2.100%, due 09/15/21[2,8]		1,025,212	1,477,455
3.750%, due 08/01/15		1,150,000	1,623,720
4.250%, due 09/01/19		500,000	767,249
			4,978,894

Mexico: 0.89%
Mexican Udibonos, 4.000%, due 11/15/40[8]	MXN	19,598,139	1,720,354

New Zealand: 0.93%
New Zealand Local Government Funding Agency,
6.000%, due 05/15/21	NZD	2,000,000	1,802,779

Nigeria: 0.47%
Nigeria Treasury Bills, 11.816%, due 04/23/15[10]	NGN	16,000,000	88,952
13.320%, due 04/09/15[10]		148,300,000	830,130
			919,082

Russia: 0.68%
Russian Federation, 7.000%, due 01/25/23	RUB	49,900,000	1,314,114

Spain: 1.80%
Kingdom of Spain, 4.200%, due 01/31/37		EUR 840,000	1,213,034
4.400%, due 10/31/23[1,2]		720,000	1,109,991
5.850%, due 01/31/22		695,000	1,174,299
			3,497,324

Sweden: 0.84%
Kommuninvest I Sverige AB, 4.000%, due 08/12/17	SEK	10,000,000	1,622,549

Venezuela: 1.37%
Republic of Venezuela, 8.250%, due 10/13/24[2]		$3,500,000	2,651,250
Total Non-US government obligations (cost $43,996,077)			44,904,096

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

	Face amount		Value
Bonds—(concluded)
Structured note: 0.45%
Ghana: 0.45%
Standard Chartered Bank, 23.000%, due 08/21/17[1] (linked to Ghana Government Bonds, 23.000%, due 08/21/17) (cost $1,759,260)		$2,800,000	$869,600

Supranational bonds: 2.87%
EUROFIMA, 6.250%, due 12/28/18[2]	AUD	1,405,000	1,451,712
European Financial Stability Facility, 3.875%, due 03/30/32[2]	EUR	850,000	1,421,998
European Investment Bank, 5.375%, due 06/07/21	GBP	600,000	1,191,607
6.500%, due 08/07/19	AUD	1,425,000	1,502,229
Total supranational bonds (cost $5,879,465)			5,567,546
Total bonds (cost $185,123,060)			187,408,005
	Shares
Common stock: 0.03%
United States: 0.03%
WMI Holdings Corp.* (cost $10,890)		19,801	58,215

Short-term investment: 2.59%
Investment company: 2.59%
UBS Cash Management Prime Relationship Fund[11] (cost $5,032,172)		5,032,172	5,032,172
	Number of contracts
Options purchased: 0.42%
Call options: 0.26%
2 Year Euro-Dollar Midcurve, strike @ USD 97.8750, expires September 2014		384	499,200

Put options: 0.15%
10 Year US Treasury Notes, strike @ USD 121.0000, expires June 2014		250	3,906

	Number of contracts		Value
2 Year Euro-Dollar Midcurve, strike @ USD 97.8750, expires September 2014		384	$52,800
2 Year Euro-Dollar Midcurve, strike @ USD 99.2500, expires December 2014		387	154,800
3 Year Euro-Dollar Midcurve, strike @ USD 97.7500, expires June 2016		155	72,656
90 Day Euro-Dollar Time Deposit, strike @ USD 99.2500, expires March 2015		550	17,188
	Face amount covered by contracts
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.8000, expires June 2014, counterparty: BB	EUR	950,000	0
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.9200, expires June 2014, counterparty: BB		$1,360,000	0
	Notional Amount
Options purchased on interest rate swaps: 0.01%[12]
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		$14,000,000	12,942
Total options purchased (cost $2,026,365)			813,492
Total investments: 99.68% (cost $192,192,487)			193,311,884

Cash and other assets, less liabilities: 0.32%			617,904
Net assets: 100.00%			$193,929,788

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,896,085
Gross unrealized depreciation	(7,776,688)
Net unrealized appreciation of investments	$1,119,397

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to pages 22-23. Portfolio footnotes begin on page 21.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	BRL	1,215,000	USD	539,520	06/18/14	$(494)
BB	MXN	3,750,000	USD	289,866	06/18/14	(1,455)
BB	TRY	35,870	USD	15,622	06/18/14	(1,418)
BB	USD	892,765	BRL	2,043,000	06/10/14	17,298
BB	USD	350,873	IDR	4,050,000,000	06/18/14	(4,853)
BB	USD	537,057	PEN	1,500,000	06/18/14	4,467
CIBC	USD	3,140,949	EUR	2,300,000	07/22/14	(5,830)
CSI	BRL	11,382,275	USD	4,788,692	06/18/14	(270,233)
CSI	CLP	102,950,000	USD	186,192	06/18/14	(902)
CSI	INR	18,750,000	USD	316,189	06/18/14	(63)
CSI	MXN	13,347,000	USD	1,001,453	06/18/14	(35,419)
CSI	RUB	102,430,000	USD	2,804,940	06/18/14	(120,846)
CSI	USD	210,336	BRL	488,000	06/18/14	6,559
CSI	USD	716,846	BRL	1,600,000	06/18/14	(5,716)
CSI	USD	5,377	IDR	62,660,000	06/18/14	(24)
CSI	USD	556,447	RUB	19,950,000	06/18/14	13,401
DB	BRL	600,000	USD	265,229	06/18/14	(1,445)
DB	THB	23,500,000	USD	721,525	06/18/14	6,195
DB	TRY	755,000	USD	357,312	06/18/14	(1,362)
DB	USD	551,679	HUF	125,380,000	06/18/14	12,411
DB	USD	791,620	INR	49,120,000	06/18/14	36,875
DB	USD	733,410	PHP	32,050,000	06/18/14	(1,056)
GSI	BRL	2,043,000	USD	847,191	06/10/14	(62,872)
GSI	CAD	1,530,000	USD	1,400,977	07/22/14	(8,329)
GSI	NZD	2,140,000	USD	1,823,558	07/22/14	14,409
GSI	USD	380,995	BRL	850,000	06/18/14	(3,207)
GSI	USD	182,116	CLP	102,950,000	06/18/14	4,979
GSI	USD	620,187	INR	37,050,000	06/18/14	4,726
GSI	USD	337,564	KRW	362,611,600	06/18/14	17,605
GSI	USD	243,224	MXN	3,193,000	06/18/14	4,826
GSI	USD	17,832	TWD	540,000	06/18/14	181
JPMCB	AUD	5,335,000	USD	4,956,354	07/22/14	8,745
JPMCB	EUR	620,000	USD	855,949	07/22/14	10,830
JPMCB	GBP	415,000	USD	699,342	07/22/14	3,985
JPMCB	NOK	2,320,000	USD	388,028	07/22/14	708
JPMCB	SEK	13,290,000	USD	2,017,313	07/22/14	33,013
JPMCB	USD	3,941,336	CAD	4,345,000	07/22/14	60,908
JPMCB	USD	1,119,628	DKK	6,050,000	07/22/14	(14,244)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	USD	1,053,420	EUR	775,000	07/22/14	$2,979
JPMCB	USD	2,508,491	GBP	1,500,000	07/22/14	4,848
JPMCB	USD	697,109	RUB	24,350,000	06/18/14	(1,581)
JPMCB	USD	766,577	TRY	1,600,000	06/18/14	(6,474)
JPMCB	USD	804,361	ZAR	8,350,000	06/18/14	(17,285)
MSCI	USD	15,384,861	JPY	1,563,700,000	07/22/14	(19,483)
Net unrealized depreciation on forward foreign currency contracts						$(314,643)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 48 contracts (USD)	September 2014	$6,632,855	$6,598,500	$(34,355)
5 Year US Treasury Notes, 43 contracts (USD)	September 2014	5,140,227	5,149,586	9,359
US Treasury futures sell contracts:
US Long Bond, 34 contracts (USD)	September 2014	(4,670,707)	(4,673,937)	(3,230)
US Ultra Bond, 20 contracts (USD)	September 2014	(3,009,663)	(3,005,625)	4,038
10 Year US Treasury Notes, 119 contracts (USD)	September 2014	(14,883,157)	(14,936,360)	(53,203)
Interest rate futures sell contracts:
Canadian Government 10 Year Bond, 13 contracts (CAD)	September 2014	(1,621,405)	(1,628,627)	(7,222)
Euro-Bund, 13 contracts (EUR)	June 2014	(2,569,354)	(2,601,612)	(32,258)
Long Gilt, 4 contracts (GBP)	September 2014	(743,092)	(742,624)	468
Net unrealized depreciation on futures contracts				$(116,403)

Options written

	Expiration date	Premiums received	Value
Call options
2 Year Euro-Dollar Midcurve, 387 contracts, strike @ USD 98.2500	December 2014	$129,258	$(198,338)
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 98.7500	June 2016	125,995	(141,437)
4 Year Euro-Dollar Midcurve, 384 contracts, strike @ USD 96.3750	September 2014	267,456	(542,400)
Put options
2 Year Euro-Dollar Midcurve, 387 contracts, strike @ USD 97.2500	December 2014	134,096	(53,213)
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 96.7500	June 2016	124,307	(24,219)
4 Year Euro-Dollar Midcurve, 384 contracts, strike @ USD 96.3750	September 2014	243,056	(52,800)
90 Day Euro-Dollar Time Deposit, 550 contracts, strike @ USD 98.2500	March 2015	142,450	(3,437)
Foreign Exchange Option, Sell EUR/BRL, EUR 950,000 face amount covered by contracts, strike @ BRL 2.6000, counterparty: BB	June 2014	8,086	0
Foreign Exchange Option, Sell USD/TRY, USD 680,000 face amount covered by contracts, strike @ TRY 1.9800, counterparty: BB	June 2014	21,488	(1)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

Options written (concluded)

	Expiration date	Premiums received	Value
Options written on interest rate swaps[12]
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	$270,235	$(1,052,853)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	257,600	(3,530)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	166,600	(913)
Options written on credit default swaps on credit indices[12]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 21 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/18. European style. Counterparty: MLI, Notional Amount USD 30,000,000	June 2014	375,000	(16,792)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 21 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/18. European style. Counterparty: MLI, Notional Amount USD 30,000,000	June 2014	132,000	(47,254)
Total options written		$2,397,627	$(2,137,187)

Written options activity for the period ended May 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2013	2,230	$776,064
Options written	6,533	1,296,364
Options terminated in closing purchase transactions	(6,361)	(905,810)
Options expired prior to exercise	—	—
Options outstanding at May 31, 2014	2,402	$1,166,618

Swaptions and foreign exchange written options activity for the period ended May 31, 2014 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2013	$1,694,361
Swaptions & foreign exchange options written	726,164
Swaptions & foreign exchange options terminated in closing purchase transactions	(1,189,516)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at May 31, 2014	$1,231,009

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

Currency swap agreements12

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[13]	Receive rate[13]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	USD	20,165,754	AUD	22,328,244	12/24/22	3 month USD LIBOR	3 month BBSW	$—	$814,157	$814,157
CITI	AUD	22,328,244	USD	20,165,754	12/24/14	3 month BBSW	3 month USD LIBOR	—	(717,705)	(717,705)
CITI	JPY	1,896,000,000	USD	18,606,477	03/20/19	3 month JPY LIBOR	3 month USD LIBOR	—	(4,353)	(4,353)
CITI	USD	18,606,477	JPY	1,896,000,000	03/20/15	3 month USD LIBOR	3 month JPY LIBOR	—	30,745	30,745
								$—	$122,844	$122,844

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[13]	Payments received by the Fund[13]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	KRW	4,800,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(65,238)	$(65,238)
CITI	USD	42,400,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	148,712	148,712
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500%	(293,326)	1,806,761	1,513,435
CSI	CAD	9,200,000	02/11/22	4.145	3 month BA	—	(1,148,704)	(1,148,704)
DB	EUR	8,200,000	05/04/22	2.130	6 month EURIBOR	467,871	(752,436)	(284,565)
DB	EUR	3,650,000	05/04/42	6 month EURIBOR	2.460	—	218,617	218,617
DB	ZAR	7,400,000	05/31/23	3 month JIBAR	7.480	—	(26,357)	(26,357)
GSI	TWD	140,000,000	08/26/16	1.280	3 month TWCPBA	—	(30,429)	(30,429)
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(1,806,761)	(1,806,761)
JPMCB	EUR	8,200,000	05/04/22	6 month EURIBOR	2.130	—	752,436	752,436
JPMCB	EUR	3,650,000	05/04/42	2.460	6 month EURIBOR	—	(218,617)	(218,617)
JPMCB	USD	105,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	441,724	441,724
JPMCB	USD	42,300,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	138,907	138,907
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	285,361	285,361
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(709,514)	(514,821)
MLI	CAD	7,410,000	02/04/31	3 month BA	3.475	—	352,969	352,969
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	—	(454,545)	(454,545)
MLI	ZAR	12,000,000	06/04/18	3 month JIBAR	6.400	—	(34,555)	(34,555)
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(1,204,573)	(1,204,573)
						$369,238	$(2,306,242)	$(1,937,004)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

Credit default swaps on corporate and sovereign issues—buy protection14

Counterparty	Referenced obligation[15]	Notional amount		Termination date	Payments made by the Fund[13]	Upfront payments (made)/ received	Value	Unrealized depreciation
JPMCB	Government of Japan Bond, 2.000%, due 03/21/22	USD	4,000,000	12/20/17	1.000%	$20,131	$(112,436)	$(92,305)
MLI	XLIT Ltd. Bond, 6.250%, due 05/15/27	USD	3,000,000	09/20/17	1.000	(32,170)	(77,181)	(109,351)
MLI	American International Group, Inc., Bond, 6.250%, due 05/01/36	USD	2,000,000	06/20/19	1.000	43,209	(50,073)	(6,864)
MSCI	Deutsche Bank AG Bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	(48,152)	(142,635)
						$(63,313)	$(287,842)	$(351,155)

Credit default swaps on credit indices—sell protection16

Counterparty	Referenced Index[15]	Notional amount		Termination date	Payments received by the Fund[13]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[17]
CSI	CMBX.NA.BBB. Series 6 Index	USD	9,550,000	05/11/63	3.000%	$201,015	$(10,238)	$190,777	3.010%
MLI	CDX.NA.HY. Series 15 Index	USD	4,000,000	12/20/15	5.000	295,000	328,836	623,836	0.412
MSCI	CMBX.NA.A. Series 6 Index	USD	9,500,000	05/11/63	2.000	(11,462)	134,540	123,078	1.810
						$484,553	$453,138	$937,691

Credit default swaps on corporate and sovereign issues—sell protection16

Counterparty	Referenced obligation[15]	Notional amount		Termination date	Payments received by the Fund[13]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[17]
CITI	State of Illinois Bond, 5.000% due 06/01/29	USD	3,000,000	12/20/23	1.000%	$222,252	$(183,131)	$39,121	1.858%
JPMCB	Republic of China Bond, 4.250%, due 10/28/14	USD	4,000,000	12/20/17	1.000	(16,042)	84,100	68,058	0.461
MLI	JPMorgan Chase & Co. Bond, 4.750%, due 03/01/15	USD	3,000,000	09/20/17	1.000	45,158	67,847	113,005	0.373
MLI	General Electric Capital Corp. Bond, 5.625%, due 09/15/17	USD	2,000,000	06/20/19	1.000	(48,222)	53,805	5,583	0.493
						$203,146	$22,621	$225,767

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

Total return swap agreement12

Counterparty	Notional amount		Termination date	Payments made by the Fund[13]	Payments received by the Fund[13]		Upfront payments	Value	Unrealized appreciation
JPMCB	GBP	6,710,000	06/25/14	3 month GBP LIBOR	—	[18]	$—	$541,682	$541,682

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[13]	Payments received by the Fund[13]	Value	Unrealized appreciation
CAD	9,200,000	02/11/22	3 month BA	2.626%	$201,055	$201,055
EUR	23,450,000	12/27/16	6 month EURIBOR	0.726	298,735	298,735
					$499,790	$499,790

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the Fund’s investments:

Assets	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Description:
Corporate bonds	$—	$78,700,634	$—	$78,700,634
Asset-backed securities	—	1,967,046	518,228	2,485,274
Collateralized debt obligations	—	4,970,935	5,683,476	10,654,411
Commercial mortgage-backed securities	—	12,805,166	—	12,805,166
Mortgage & agency debt securities	—	18,138,574	940,668	19,079,242
Municipal bonds	—	5,174,856	—	5,174,856
US government obligations	—	7,167,180	—	7,167,180
Non-US government obligations	—	44,904,096	—	44,904,096
Structured note	—	869,600	—	869,600
Supranational bonds	—	5,567,546	—	5,567,546
Common stock	58,215	—	—	58,215
Short-term investment	—	5,032,172	—	5,032,172
Options purchased	800,550	12,942	—	813,492
Forward foreign currency contracts	—	269,948	—	269,948
Futures contracts	13,865	—	—	13,865
Swap agreements	—	6,700,989	—	6,700,989
Total	$872,630	$192,281,684	$7,142,372	$200,296,686

Liabilities	Level 1	Level 2	Level 3	Total
Description:
Forward foreign currency contracts	$—	$(584,591)	$—	$(584,591)
Futures contracts	(130,268)	—	—	(130,268)
Swap agreements	—	(7,654,998)	—	(7,654,998)
Options written	(1,015,844)	(1,121,343)	—	(2,137,187)
Total	$(1,146,112)	$(9,360,932)	$—	$(10,507,044)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Asset- backed securities	Collateralized debt obligations	Commercial mortgage- backed securities	Mortgage & agency debt securities	Total
Assets
Beginning balance	$782,960	$7,582,124	$1,500,844	$1,150,837	$11,016,765
Purchases	518,228	1,696,454	—	—	2,214,682
Issuances	—	—	—	—	—
Sales	—	—	—	—	—
Accrued discounts (premiums)	—	—	—	(136,444)	(136,444)
Total realized gain (loss)	—	—	—	—	—
Change in net unrealized appreciation (depreciation)	(23,040)	(167,727)	11,728	(73,725)	(252,764)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(759,920)	(3,427,375)	(1,512,572)	—	(5,699,867)
Ending balance	$518,228	$5,683,476	$—	$940,668	$7,142,372

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at May 31, 2014 was $(240,115). Transfers out of Level 3 represent the value at the end of the period. At May 31, 2014, securities were transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the value of these securities amounted to $39,033,882 or 20.13% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At May 31, 2014, the value of these securities amounted to $37,163,738 or 19.16% of net assets.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of May 31, 2014 and changes periodically.
[4]	Perpetual investment. Date shown reflects the next call date.
[5]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[6]	All or a portion of these securities have been designated as collateral for open swap agreements.
[7]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[8]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[9]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of May 31, 2014. Maturity date disclosed is the ultimate maturity date.
[10]	Rate shown reflects annualized yield at May 31, 2014 on zero coupon bond.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

[11]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/13	Purchases during the six months ended 05/31/14	Sales during the six months ended 05/31/14	Value 05/31/14	Net income earned from affiliate for the six months ended 05/31/14
UBS Cash Management Prime Relationship Fund	$1,047,245	$34,637,456	$30,652,529	$5,032,172	$1,001

[12]	Illiquid investment as of May 31, 2014.
[13]	Payments made or received are based on the notional amount.
[14]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[15]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[16]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[17]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[18]	Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.

Portfolio acronyms

BA	Canadian Bankers’ Acceptance Rate
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CLO	Collateralized Loan Obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
GS	Goldman Sachs
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company

Re-REMIC	Combined Real Estate Mortgage Investment Conduit
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Market Bills Rate

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2014

(unaudited)

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSI	Credit Suisse International
DB	Deutsche Bank AG

GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won

MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PHP	Philippine Peso
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of assets and liabilities — May 31, 2014

(unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$187,160,315)	$188,279,712
Investment in affiliated issuer, at value (cost—$5,032,172)	5,032,172
Total investments, at value (cost—$192,192,487)	$193,311,884
Foreign currency, at value (cost—$463,375)	466,064
Cash	3,556
Interest receivable	2,356,317
Receivable for investments sold	229,722
Foreign tax reclaims receivable	32,165
Variation margin on centrally cleared swap agreements	607,063
Due from broker for future contracts	400,229
Cash collateral for futures contracts	567,455
Cash collateral for swap agreements	292,255
Outstanding swap agreements, at value[1]	6,201,199
Unrealized appreciation on forward foreign currency contracts	269,948
Other assets	16,461
Total assets	204,754,318
Liabilities:
Outstanding swap agreements, at value[1]	7,654,998
Options written, at value (premiums received—$2,397,627)	2,137,187
Unrealized depreciation on forward foreign currency contracts	584,591
Payable for investment advisory and administration fees	156,215
Payable for custody and fund accounting fees	68,531
Variation margin on futures contracts	116,251
Directors’ fees payable	3,838
Accrued expenses and other liabilities	102,919
Total liabilities	10,824,530
Net assets:[2]
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	$199,836,721
Distributions in excess of net investment income	(2,770,762)
Accumulated net realized loss	(4,117,967)
Net unrealized appreciation	981,796
Net assets	$193,929,788
Net asset value per share	$10.62

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $993,624.
[2]	The actual sources of the Fund’s fiscal year 2014 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2014 fiscal year.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of operations

For the six months ended May 31, 2014 (unaudited)
Investment income:
Interest income, net of foreign withholding taxes of $58	$4,769,380
Affiliated income	1,001
Total income	4,770,381
Expenses:
Investment advisory and administration fees	955,523
Custody and accounting fees	69,404
Professional fees	67,152
Reports and notices to shareholders	42,153
Listing fees	11,843
Transfer agency fees	8,951
Directors’ fees	8,350
Insurance expense	2,337
Other expenses	27,212
Total expenses	1,192,925
Less: Fee waivers by investment advisor and administrator	(47,777)
Net expenses	1,145,148
Net investment income	3,625,233
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(2,808,936)
Futures contracts	21,592
Options written	1,471,574
Swap agreements	(1,142,386)
Forward foreign currency contracts	(1,720,069)
Foreign currency transactions	(76,706)
Change in net unrealized appreciation/depreciation on:
Investments	6,828,936
Futures contracts	(342,141)
Options written	255,765
Swap agreements	1,986,695
Forward foreign currency contracts	1,320,641
Translation of other assets and liabilities denominated in foreign currency	72,544
Net realized and unrealized gain from investment activities	5,867,509
Net increase in net assets resulting from operations	$9,492,742

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the six months ended May 31, 2014 (unaudited)	For the year ended November 30, 2013
From operations:
Net investment income	$3,625,233	$7,936,496
Net realized loss	(4,254,931)	(4,120,260)
Change in net unrealized appreciation/depreciation	10,122,440	(13,027,983)
Net increase (decrease) in net assets resulting from operations	9,492,742	(9,211,747)
Dividends and distributions to shareholders from:
Net investment income	(5,747,879)[1]	(5,866,970)
Net realized gains	—	(2,083,332)
Return of capital	—	(6,262,369)
Total dividends and distributions to shareholders	(5,747,879)	(14,212,671)
Net increase (decrease) in net assets	3,744,863	(23,424,418)
Net assets:
Beginning of period	190,184,925	213,609,343
End of period	$193,929,788	$190,184,925
Distributions in excess of net investment income	$(2,770,762)[1]	$(648,116)

[1]	The actual sources of the Fund’s fiscal year 2014 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2014 fiscal year.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended May 31, 2014 (unaudited)	For the years ended November 30,
		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.42	$11.70	$11.37	$12.12	$11.94	$9.34
Net investment income[1]	0.20	0.43	0.44	0.46	0.51	0.55
Net realized and unrealized gains (losses)	0.31	(0.93)	0.86	0.56	0.55	2.83
Net increase (decrease) from operations	0.51	(0.50)	1.30	1.02	1.06	3.38
Dividends from net investment income	(0.31)[2]	(0.33)	(0.46)	(1.26)	(0.84)	(0.78)
Distributions from net realized gains	—	(0.11)	(0.51)	(0.51)	(0.04)	—
Return of capital	—	(0.34)	—	—	—	—
Total dividends, distributions and return of capital	(0.31)	(0.78)	(0.97)	(1.77)	(0.88)	(0.78)
Net asset value, end of period	$10.62	$10.42	$11.70	$11.37	$12.12	$11.94
Market price, end of period	$9.20	$8.90	$10.71	$10.52	$11.74	$10.63
Total net asset value return[3]	5.11%	(4.56)%	12.13%	8.93%	9.23%	37.82%
Total market price return[4]	6.98%	(10.23)%	11.42%	4.54%	19.42%	53.96%
Ratios to average net assets:
Expenses before fee waivers	1.25%[5]	1.24%	1.22%	1.22%	1.23%	1.25%
Expenses after fee waivers	1.20%[5]	1.19%	1.17%	1.17%	1.18%	1.23%
Net investment income	3.79%[5]	3.94%	3.90%	3.95%	4.22%	5.30%
Supplemental data:
Net assets, end of period (000’s)	$193,930	$190,185	$213,609	$207,562	$221,217	$218,009
Portfolio turnover rate	22%	78%	182%	121%	59%	128%

[1]	Calculated using the average shares method.
[2]	The actual sources of the Fund’s fiscal year 2014 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2014 fiscal year.
[3]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.
[4]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
[5]	Annualized.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Organization and significant accounting policies

Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	269,948	(584,591)
Futures contracts	13,865	(130,268)
Options and swaptions purchased	813,492	—
Options and swaptions written	—	(2,137,187)
Swap agreements	6,700,989	(7,654,998)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	7,798,294	(10,507,044)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,314,205)	1,146,112
Total gross amount of assets and liabilities subject to MNA or similar agreements	6,484,089	(9,360,932)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of May 31, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	835,922	(835,922)	—	—
CITI	179,457	(179,457)	—	—
CSI	1,826,721	(1,592,145)	(234,576)	—
DB	287,040	(287,040)	—	—
GSI	46,726	(46,726)	—	—
JPMCB	2,084,865	(2,084,865)	—	—
MLI	1,088,818	(1,088,818)	—	—
MSCI	134,540	(134,540)	—	—
Total	6,484,089	(6,249,513)	(234,576)	—

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(1,061,074)	835,922	225,152	—
CIBC	(5,830)	—	—	(5,830)
CITI	(970,427)	179,457	595,001	(195,969)
CSI	(1,592,145)	1,592,145	—	—
DB	(787,099)	287,040	366,800	(133,259)
GSI	(104,837)	46,726	—	(58,111)
JPMCB	(2,177,398)	2,084,865	92,533	—
MLI	(1,389,914)	1,088,818	301,096	—
MSCI	(1,272,208)	134,540	1,137,668	—
Total	(9,360,932)	6,249,513	2,718,250	(393,169)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of May 31, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of May 31, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended May 31, 2014. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Disclosure of derivatives by underlying risk as of and for the period ended May 31, 2014 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$269,948	$269,948
Futures contracts[2]	13,865	—	—	13,865
Options purchased[1]	813,492	—	0	813,492
Swap agreements[1,2]	5,186,959	669,128	844,902	6,700,989
Total value	$6,014,316	$669,128	$1,114,850	$7,798,294

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin, if any is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$(584,591)	$(584,591)
Futures contracts[2]	(130,268)	—	—	(130,268)
Options written[1]	(2,073,140)	(64,046)	(1)	(2,137,187)
Swap agreements[1]	(6,451,729)	(481,211)	(722,058)	(7,654,998)
Total value	$(8,655,137)	$(545,257)	$(1,306,650)	$(10,507,044)

[1]	Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended May 31, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,720,069)	$(1,720,069)
Futures contracts	21,592	—	—	21,592
Options purchased[2]	(1,434,437)	—	(72,425)	(1,506,862)
Options written	390,344	1,049,500	31,730	1,471,574
Swap agreements	(296,755)	(494,073)	(351,558)	(1,142,386)
Total net realized gain (loss)	$(1,319,256)	$555,427	$(2,112,322)	$(2,876,151)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$1,320,641	$1,320,641
Futures contracts	(342,141)	—	—	(342,141)
Options purchased[2]	(272,200)	—	26,317	(245,883)
Options written	(105,922)	375,625	(13,938)	255,765
Swap agreements	1,596,469	266,220	124,006	1,986,695
Total change in net unrealized appreciation/depreciation	$876,206	$641,845	$1,457,026	$2,975,077

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2014 for which the Fund is the seller of protection are disclosed under the sections “Credit default swaps on corporate and sovereign issues—sell protection” and “Credit default swaps on credit indices—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has agreed voluntarily to waive 0.05% of its fees through July 31, 2014, thereby reducing the fees to 0.95% for such period. At May 31, 2014, the Fund owed UBS Global AM $156,215 which is composed of $164,428 of investment advisory and administration fees less fees waived of $8,213. For the six months ended May 31, 2014, UBS Global AM waived $47,777 of investment advisory and administration fees from the Fund.

Effective August 1, 2014, the contractual fee rate under the Advisory Contract is being changed from 1.00% to 0.85% of the Fund’s average weekly net assets. Given the new, lower contractual fee rate, the voluntary year-to-year arrangements are now replaced by the ongoing contractual fee at the 0.85% rate.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

execution of the transactions. For the six months ended May 31, 2014, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $11,111,783. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the six months ended May 31, 2014.

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2014. For the six months ended May 31, 2014 and for the year ended November 30, 2013, there were no transactions involving common stock.

Purchases and sales of securities

For the six months ended May 31, 2014, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were as follows: $40,898,011, and $40,980,751, respectively. For the same period, aggregate purchases and sales of US government and agency securities, excluding short-term securities, were as follows: $1,060,212, and $6,561,497, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the year ended November 30, 2013 was as follows:

Distributions paid from:	2013
Ordinary income	$4,832,639
Return of capital	6,262,369	*
Net long-term capital gains	3,117,663
Total distributions paid	$14,212,671

*	The return of capital is primarily due to tax treatment of foreign currency losses.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending November 30, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2013, the Fund had no pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of May 31, 2014, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended May 31, 2014, the Fund did not incur any interest or penalties. Capital gains realized by the Fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended November 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

General information

(unaudited)

The Fund

Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on March 13, 2014. At the meeting, the two nominees as Class I directors, namely Meyer Feldberg and Richard R. Burt, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Meyer Feldberg	14,544,655.999	909,307.566
Richard R. Burt	14,604,521.732	849,441.833

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Bernard H. Garil, Heather R. Higgins, Richard Q. Armstrong and Alan Bernikow. In addition, David Malpass became a Class III director of the Fund on May 20, 2014. The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in streetname for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-3330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/ asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Strategic Global Income Fund, Inc.

General information

(unaudited)

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in May 1998, which was revised (1) effective January 2000, (2) in May 2005, (3) effective August 2009, (4) effective June 2011 and (5) effective June 2014. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the

Strategic Global Income Fund, Inc.

General information

(unaudited)

annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distribution pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. Most recently, the Board approved a reduction in the annualized rate for distributions pursuant to the policy from 6% to 5% in May 2014, effective beginning with the June 2014 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Directors

Richard Q. Armstrong

Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Scott Dolan

Vice President

John Dugenske

Vice President

Craig Ellinger

Vice President

Brian Fehrenbach

Vice President

Uwe Schillhorn

Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2014. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.  Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver President

Date:	August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver President

Date:	August 8, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow Vice President and Treasurer

Date:	August 8, 2014